                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                   May 8, 2001
                                                                    -----------



                         Amwest Insurance Group, Inc.
                         ----------------------------
            (Exact name of Registrant as specified in its charter)



Delaware                              1-9580                         95-2672141
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(State or other jurisdiction          (Commission                 (IRS Employer
of incorporation)                     File number)          Identification No.)



5230 Las Virgenes Road, Calabasas,                                        91302
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code               (818) 871-2000
                                                                 --------------




                  This document contains a total of 15 pages.
                      The exhibit index begins on Page 4.

                               Page 1 of 15 Pages
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ITEM 3.  Bankruptcy or Receivership

     On May 8, 2001, the Registrant's primary insurance subsidiary, Amwest Surety Insurance Company, was placed under an administrative order of supervision by the Director of Insurance for the state of Nebraska pursuant to an Order of Supervision. Supervision is an administrative order authorized pursuant to Nebraska law which enables management to continue operating the company under the supervision of the Nebraska Director of Insurance. While in supervision, Amwest Surety Insurance Company may not write or renew business; however, the company will continue to pay claims.

     Far West Insurance Company, which is a wholly owned subsidiary of Amwest Surety Insurance Company, is not subject to the Order of Supervision.

     A copy of the various notices issued by the State of Nebraska Department of Insurance are attached hereto as Exhibits 99-1 through 99-4. A copy of the Registrant's press release dated May 8, 2001 announcing the Order of Supervision is attached hereto as Exhibit 99-5.

ITEM 7. Financial Statements and Exhibits

     The following is furnished as Exhibits to this report:

     99-1 A Notice of Hearing (Cause No.: C-1242) between the State of Nebraska Department of Insurance, Petitioner and Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

     99-2 A Waiver of Hearing and Consent to Supervision (Cause No.: C-1242) between the State of Nebraska Department of Insurance, Petitioner and Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

     99-3 An Order of Supervision and List of Requirements to Abate Supervision (Cause No.: C-1242) between the State of Nebraska Department of Insurance, Petitioner and Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

     99-4 An Appointment of Special Deputy Supervisor (Cause No.: C-1242) between the State of Nebraska Department of Insurance, Petitioner and Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

     99-5   Press Release of Registrant dated May 8, 2001.

                               Page 2 of 15 Pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMWEST INSURANCE GROUP, INC.



Dated: May 15, 2001                          By: /s/ Phillip E. Huff
                                                --------------------------------
                                                     Phillip E. Huff
                                                     Executive Vice President
                                                     Chief Financial Officer

                               Page 3 of 15 Pages
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                               INDEX OF EXHIBITS

Exhibit                                                                                 Sequentially
Number                           Description                                           Numbered Page
------                           -----------                                           -------------
99-1          A Notice of Hearing (Cause No.: C-1242) between the State of                   5
              Nebraska Department of Insurance, Petitioner and Amwest
              Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

99-2          A Waiver of Hearing and Consent to Supervision (Cause No.: C-1242)             7
              between the State of Nebraska Department of Insurance, Petitioner
              and Amwest Surety Insurance Company, Respondent, filed on May 8,
              2001 before the Department of Insurance - State of Nebraska.

99-3          An Order of Supervision and List of Requirements to Abate Supervision          9
              (Cause No.: C-1242) between the State of Nebraska Department of
              Insurance, Petitioner and Amwest Surety Insurance Company,
              Respondent, filed on May 8, 2001 before the Department of Insurance -
              State of Nebraska.

99-4          An Appointment of Special Deputy Supervisor (Cause No.: C-1242)               14
              between the State of Nebraska Department of Insurance, Petitioner and
              Amwest Surety Insurance Company, Respondent, filed on May 8, 2001 before the Department of Insurance - State of Nebraska.

99-5          Press Release of Registrant dated May 8, 2001.                                15

                               Page 4 of 15 Pages